Exhibit 99.1

Case 1:08-cv-00574-SS Document 320 Filed 06/04/12 Page 1 of 7

FILED

2012 JUN -4 PM 2: 58
UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF TEXAS	CLERK US DISTRICT COURT
AUSTIN DIVISION	WESTERN DISTRICT OF TEXAS

BY
DEPUTY

|
	|	Civil Action
IN RE ARTHROCARE CORPORATION	|	No. 1:08-cv-00574-SS
SECURITIES LITIGATION	|
	|	CLASS ACTION
|

FINAL JUDGMENT

AND ORDER OF DISMISSAL OF THE LITIGATION WITH PREJUDICE

Case 1:08-cv-00574-SS Document 320 Filed 06/04/12 Page 2 of 7

WHEREAS Lead Plaintiff, the DeKalb County Pension Fund, Defendant ArthroCare Corporation (“ArthroCare” or the “Company”), Defendant Michael Baker, and Defendant Michael Gluk (together with Lead Plaintiff, the “Settling Parties”) have determined to settle the above-captioned consolidated class action (the “Action”) on the terms set forth in the Stipulation and Agreement of Settlement dated February 9, 2012 (the “Stipulation”);

WHEREAS the Court is familiar with and has reviewed the record in the Action and has reviewed the Stipulation and the settlement provided for by the Stipulation (the “Settlement”), and has considered all submissions to the Court and presentations at a hearing held on May 25, 2012 (the “Settlement Hearing”) following notice of the Settlement and the Settlement Hearing given in accordance with this Court’s February 10, 2012 Order Preliminarily Approving Settlement, Providing for Notice and Scheduling Settlement Hearing (the “Preliminary Approval Order”); and

WHEREAS the Court has found good cause for entering the following Order, Judgment and Decree (the “Judgment”),

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1.                                      This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used, but not defined herein, shall have the same meanings as in the Stipulation.

2.                                      The Court has jurisdiction over the subject matter of the Action and over all parties to the Action, including all members of the Class.

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3.                                      Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court hereby approves the Settlement set forth in the Stipulation and finds that the Settlement is, in all respects, fair, reasonable and adequate to Lead Plaintiff, the Class and each of the Class Members. The Court further finds that the Settlement set forth in the Stipulation is the result of arms’ length negotiations between experienced counsel representing the interests of the Settling Parties and is in the best interests of the Class. The Court further finds that the record is sufficiently developed and complete to have enabled the Settling Parties to have adequately evaluated and considered their respective positions. Accordingly, the Settlement embodied in the Stipulation is hereby finally approved in all respects. The Settling Parties are hereby directed to perform its terms.

4.                                      The Action and all claims contained therein are dismissed with prejudice as against Defendants. All parties are to bear their own costs, except as otherwise provided in the Stipulation.

5.                                      Pursuant to the Judgment, upon the Effective Date, Lead Plaintiff and each of the Class Members (except those persons or entities who have validly and timely requested exclusion from the Class) shall be deemed by operation of law to have fully, finally and forever released, relinquished, waived, discharged and dismissed each and every Settled Claim and shall forever be enjoined from prosecuting any or all Settled Claims against any Released Party.

6.                                      Pursuant to the Judgment, upon the Effective Date, Defendants and each of the other Released Parties shall be deemed by operation of law to have fully, finally and forever released, relinquished, waived, discharged and dismissed each and every of the Released Parties’ Claims and shall forever be enjoined from prosecuting any or all of the Released Parties’ Claims

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against Lead Plaintiff, its officers, directors, employees, agents and attorneys, and all other Class Members.

7.                                      The distribution of the Notice and the publication of the Summary Notice as provided for in the Preliminary Approval Order constituted the best notice reasonably practicable under the circumstances, including individual notice to all Class Members who could be identified through reasonable effort. Said notice provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed Settlement set forth in the Stipulation, to all persons entitled to such notice, and said notice fully satisfied the requirements of Rule 23 of the Federal Rules of Civil Procedure, Section 21D(a)(7) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended by the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), 15 U.S.C. § 78u-4(a)(7), the Constitution of the United States, and any other applicable law.

8.                                      Any plan of allocation submitted by Lead Counsel or any order entered regarding any attorneys’ fees and/or expense application shall in no way disturb or affect this Judgment and shall be considered separate from this Judgment.

9.                                      Whether or not the Settlement is consummated, the fact and terms of this Stipulation, including exhibits, all negotiations, discussions, drafts and proceedings in connection with the Settlement, and any act performed or document signed in connection with the Settlement:

a.                                      shall not be offered or received against any of the Released Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession or admission by any of the Released Parties with respect to the truth of any fact alleged by Lead Plaintiff or the validity of any claim that was or could have been asserted against any of the

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Released Parties in this Action or in any litigation, in this or any other court, administrative agency, arbitration forum or other tribunal, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Parties to Lead Plaintiff, the Class or anyone else;

b.                                      shall not be offered or received against any of the Released Parties as evidence of a presumption, concession, or admission of any fault, misrepresentation or omission with respect to any statement or written document approved or made by any of the Released Parties, or against the Released Parties as evidence of any infirmity in the claims or defenses that have been or could have been asserted in the Action.

c.                                       shall not be offered or received against any of the Released Parties as evidence of a presumption, concession, or admission with respect to any liability, negligence, fault or wrongdoing of any kind, or in any way referred to for any other reason or purpose as against any of the Released Parties, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; provided, however, that if this Stipulation is approved by the Court, Defendants or any other Released Party may file this Stipulation and/or the Judgment in any action for any purpose, including, but not limited to, in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release and discharge, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

d.                                      shall not be construed against any of the Released Parties, Lead Plaintiff or any other Class Member(s) as an admission, concession or presumption that the consideration

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to be given in connection with the Settlement represents the amount which could be or would have been recovered after trial; nor

e.                                       shall not be construed against Lead Plaintiff or any other Class Members as an admission, concession or presumption that any of his or her claims are without merit.

10.                               This Judgment and/or the Stipulation may be filed in an action to enforce or interpret the terms of the Stipulation, the Settlement contained therein, and any other documents executed in connection therewith. Class Members, ArthroCare and/or any other Released Party may file this Judgment and/or the Stipulation in any action that may be brought against them in order to support a defense or counterclaim based on the principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterlciam.

11.                               Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction to effectuate and enforce the terms of this Judgment, the Settlement and over all matters related to this Judgment and the Settlement, including, but not limited to, the releases provided for in this Judgment.

12.                               The Court finds and concludes, pursuant to Section 21D(c)(1) of the Exchange Act, as amended by the PSLRA, 15 U.S.C. § 78u-4(c)(1), that Lead Plaintiff, Lead Counsel, Defendants and Defendants’ counsel at all times have complied with the requirements of Rule 11(b) of the Federal Rules of Civil Procedure.

13.                               Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.

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14.                          In the event that the Settlement does not become effective in accordance with the terms of the Stipulation or the Effective Date does not occur, or in the event that the Settlement Fund, or any portion thereof, is returned to ArthroCare, then this Judgment (except for Paragraphs 9 and 14) and the Preliminary Approval Order (except Paragraphs 21 and 23) shall be rendered null and void, the Stipulation (except Paragraphs 30(a) — 30(e), and 48) shall be deemed terminated, and the Settling Parties shall return to their positions without prejudice in any way, as provided for in the Stipulation.

15.                          There is no reason for delay in the entry of this Judgment, and immediately entry by the Clerk of the Court pursuant to Rule 54(b) of the Federal Rules of Civil Procedure is expressly directed.

IT IS SO ORDERED.

SIGNED this 4th day of June, 2012.

/s/ Sam Sparks
SAM SPARKS
UNITED STATES DISTRICT JUDGE